PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET - Schedule of prepaid expenses and other current assets (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Receivables from third-party payment settlement platform (1)	[1]	¥ 35,682		¥ 33,154
Deposits		24,572		62,540
Prepaid advertising expenses		7,840		5,482
Short-term loan receivables (2)	[2]	221,211		130,629
VAT-input deductible		103,519		126,455
Receivables from disposal of a subsidiary (3)	[3]	16,713		26,676
Others		25,971		28,459
Less: allowance for credit losses		(4,791)		(2,972)
Total prepaid expenses and other current assets, net		¥ 430,717	$ 67,589	¥ 410,423

[1]	Receivables from third-party payment settlement platform represent cash due from the third party on-line payment service providers in relation to their processing of payments to the Group.
[2]	Short-term loan receivables represent the principal and interest to be collected on loans provided by the Group to third-party companies. As of December 31, 2021, the loans include seven loans to six companies with principal amount of US$ 15.3 million (equivalent to RMB 97,548), US$ 4.7 million (equivalent to RMB 29,966), RMB 800, RMB 12,000, RMB 10,000, RMB 30,000 and RMB 40,000, respectively. As of December 31, 2020, the loans include three loans to a customer which were all renewed in 2021 with total principal amount of US$ 20 million (equivalent to RMB 130,498). The terms of loans are of one-year term and with fixed annual interest at approximately 4%~12% within the market rate range, and mature within one year.
[3]	In the fourth quarter of 2020, the Group disposed of a subsidiary, Wuhan Yunteng Logistics Co., Ltd. (“Wuhan Yunteng”), to a third party for a total cash consideration of RMB 26,676 , with a loss of RMB 1.0 million recorded in other non-operating income/(loss) (Note 19). As of December 31,2021, RMB 16,713 remained uncollected.